MERRILL LYNCH
                                                                   STRATEGIC
                                                                   DIVIDEND FUND

                                [GRAPHIC OMITTED]

                                                          STRATEGIC
                                                                   Performance

                                                                   Annual Report

                                                                   July 31, 2000

                           MERRILL LYNCH STRATEGIC DIVIDEND FUND

Sector Representation as a Percentage of Equities as of July 31, 2000

A pie graph depicting sector representation as a percentage of equities as of July 31, 2000

Utilities                                                22.6%
Capital Goods                                            16.4%
Energy                                                   19.5%
Financial Services                                       21.1%
Basic Industries                                          5.8%
Consumer                                                 14.6%

US Common Stock Investments as of July 31, 2000

                                                                          S&P
                                                           Fund           500**
--------------------------------------------------------------------------------
Average Capitalization (in billions)                      $ 44.3         $144.4
--------------------------------------------------------------------------------
Price/Book Value                                             3.7            4.9
--------------------------------------------------------------------------------
Price/Earnings Ratio***                                     17.9           26.9
--------------------------------------------------------------------------------
Yield Based on Current Dividend                              2.1%*          1.5%
--------------------------------------------------------------------------------
* Net yield after expenses for 12-months ended 7/31/00, according to Lipper Analytical Services.
**    An unmanaged broad-based index comprised of common stocks.
***   Based on trailing 12-month earnings.

                            Merrill Lynch Strategic Dividend Fund, July 31, 2000

DEAR SHAREHOLDER

Economic slowing has finally arrived in the United States. As a result, significant increases in inflation or interest rates appear less likely, which usually is good news for financial assets. On the other hand, profit growth is likely to decelerate from unsustainably high levels.

Investor sentiment changed significantly during the course of the first half of 2000. In general, concerns centered on economic growth being too strong. A recent inflection may indicate healthy, but slower economic and profit growth in the second half of the year. Following potential uncertainty during the adjustment period, the sustainability of the economic expansion could buoy investor expectations.

During the first half of the year, equity investors switched gears from an excessive focus on momentum, which was prevalent during most of 1999, reaching a peak during the fourth quarter of last year. This transition to a more balanced focus on both valuation and earnings growth, which began in March, provides a healthier investment backdrop. However, this change has caused deterioration in many extremely highly valued securities with speculative fundamentals and improvement in previously neglected, solidly performing companies.

In the coming months, we believe investors are likely to focus on continuing cyclical economic developments as well as the presidential election campaign. Federal budget policy, social security funding options and trade policy are likely to shape investor interest in the outcome of the election. Generally, financial markets have tended to do better under divided governments, preferring legislative gridlock. In part, US markets historically have done well as a result of fiscal policy restraint and could react poorly to any significant reversal of that trend.

Despite near-term uncertainties surrounding economic slowdown, earnings growth and valuation levels, the long-term forces supporting US economic and financial market leadership seem to remain in place. Chief among these are the continued heavy investment in technology, telecommunications and other efficiency-enhancing projects, thus potentially enabling productivity-led growth.

Fiscal Year in Review

For the 12 months ended July 31, 2000, Merrill Lynch Strategic Dividend Fund's Class A, Class B, Class C and Class D Shares had total returns of -4.44%, -5.39%, -5.39% and -4.68%, respectively. The Fund's performance lagged the -3.71% total return of the Lipper Analytical Services Inc.'s peer group of Equity Income Funds for the same period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 5-7 of this report to shareholders.)

Performance during the period reflected the relatively favorable price action of our holdings in the financial services, utilities, consumer non-durable and energy sectors of the market. Offsetting these positive trends were specific investments within our consumer cyclical, electronics/technology and basic materials sectors. In general, high-yielding stocks lagged the broad markets during this period as technology stocks led the overall market to set new records by mid-March 2000. However, as the technology sector began its big sell-off in mid-March, stocks within our high-yield universe began to rebound and the improvement in the Fund's performance followed.

During the fiscal year ended July 31, 2000, the Fund's investment style remained essentially intact, focusing largely on stocks with above-average yields. However, as investor sentiment shifted away from the technology sector, stocks within our historically three most heavily weighted sectors--utilities, financials and energy--rallied. As a result, we embarked on a strategy to selectively trim our holdings in these sectors, targeting investments that appeared to be fully valued or offered limited potential upside. At the same time, we initiated positions in a number of high-quality stocks in the capital goods/technology and consumer sectors that were selling at historically low valuation levels. These modest sector weighting changes were achieved without significantly reducing the overall gross yield of the Fund. We believe that the Fund is positioned more favorably relative to the overall market as a result of the changes made to the portfolio over the past year. The Fund's investment holdings are always under constant review for their investment attractiveness, and we recognize that the key factor in driving performance will continue to be good stock selection.

In Conclusion

We thank you for your investment in Merrill Lynch Strategic Dividend Fund, and we look forward to reviewing our outlook and strategy with you in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Walter D. Rogers

Walter D. Rogers
Senior Vice President and
Portfolio Manager

September 6, 2000


                                     2 & 3

                            Merrill Lynch Strategic Dividend Fund, July 31, 2000

PORTFOLIO INFORMATION

As of July 31, 2000

                                                                      Percent of
Ten Largest Common Stock Holdings                                     Net Assets
FPL Group, Inc. ..........................................               4.0%
Enron Corp. ..............................................               3.9
Phillips Petroleum Company ...............................               3.3
Columbia Energy Group ....................................               2.9
BP Amoco PLC (ADR) .......................................               2.9
Royal Dutch Petroleum Company
  (NY Registered Shares) .................................               2.8
The Bank of New York Company, Inc. .......................               2.5
The St. Paul Companies, Inc. .............................               2.5
The Chubb Corporation ....................................               2.5
PNC Bank Corp. ...........................................               2.2

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                                      Ten Years/
                                               6 Month            12 Month         Since Inception
As of July 31, 2000                         Total Return        Total Return        Total Return
==================================================================================================
ML Strategic Dividend Fund Class A Shares*     +1.16%              -4.44%              +206.74%
--------------------------------------------------------------------------------------------------
ML Strategic Dividend Fund Class B Shares*     +0.69               -5.39               +176.87
--------------------------------------------------------------------------------------------------
ML Strategic Dividend Fund Class C Shares*     +0.67               -5.39               +115.94
--------------------------------------------------------------------------------------------------
ML Strategic Dividend Fund Class D Shares*     +1.04               -4.68               +126.11
--------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index**                  +3.20               +8.97           +408.18/+242.14
==================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.
** An unmanaged broad-based index comprised of common stocks. Ten years/since inception total return periods are ten years and from 10/21/94, respectively.


                                     4 & 5

                            Merrill Lynch Strategic Dividend Fund, July 31, 2000

PERFORMANCE DATA (concluded)

Merrill Lynch Strategic Dividend Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares & Class B Shares compared to growth of an investment in the Standard & Poor's 500 Index and High Yield Index. Beginning and ending values are:

                                               7/90             7/00
ML Strategic Dividend Fund+--
Class A Shares*                                $ 9,475          $29,066

ML Strategic Dividend Fund+--
Class B Shares*                                $10,000          $27,684

Standard & Poor's 500 Index++                  $10,000          $50,818

High Yield Index+++                            $10,000          $20,905

A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the Standard & Poor's 500 Index and High Yield Index. Beginning and ending values are:

                                               10/21/94**       7/00
ML Strategic Dividend Fund+--
Class C Shares*                                $10,000          $21,594

ML Strategic Dividend Fund+--
Class D Shares*                                $ 9,475          $21,425

Standard & Poor's 500 Index++                  $10,000          $34,214

High Yield Index+++                            $10,000          $17,114

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Strategic Dividend Fund invests primarily in companies with a continuous record of paying dividends.
++    This unmanaged broad-based Index is comprised of common stocks.
+++ This unmanaged Index consists of the first two quintiles of the highest-yielding stocks of the S&P 500. The starting date for the Index in the Class C & Class D Shares' graph is from 10/31/94.

      Past performance is not predictive of future performance.

Average Annual Total Return

                                           % Return Without      % Return With
                                             Sales Charge        Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 6/30/00                          - 7.65%              -12.50%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                        +15.18               +13.95
--------------------------------------------------------------------------------
Ten Years Ended 6/30/00                         +11.72               +11.12
--------------------------------------------------------------------------------
* Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**    Assuming maximum sales charge.

                                                % Return             % Return
                                               Without CDSC         With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 6/30/00                          - 8.59%              - 12.02%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                        +14.01                +14.01
--------------------------------------------------------------------------------
Ten Years Ended 6/30/00                         +10.57                +10.57
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                % Return             % Return
                                               Without CDSC         With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 6/30/00                          - 8.58%               - 9.44%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                        +14.00                +14.00
--------------------------------------------------------------------------------
Inception (10/21/94) through 6/30/00            +14.31                +14.31
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                           % Return Without      % Return With
                                             Sales Charge        Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 6/30/00                          - 7.89%             -12.72%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                        +14.89              +13.66
--------------------------------------------------------------------------------
Inception (10/21/94) through 6/30/00            +15.22              +14.13
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.


                                     6 & 7

                            Merrill Lynch Strategic Dividend Fund, July 31, 2000

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                                        Shares                                                                        Percent of
EUROPE           Industries              Held                      Common Stocks                            Value     Net Assets
================================================================================================================================
Netherlands      Oil--International     80,000   Royal Dutch Petroleum Company (NY Registered Shares)   $ 4,660,000         2.8%
                 ---------------------------------------------------------------------------------------------------------------
                                                 Total Investments in the Netherlands                     4,660,000         2.8
================================================================================================================================
United Kingdom   Beverages             395,960   Diageo PLC                                               3,475,152         2.1
                 ---------------------------------------------------------------------------------------------------------------
                 Oil--International     90,000   BP Amoco PLC (ADR) (a)                                   4,708,125         2.9
                 ---------------------------------------------------------------------------------------------------------------
                                                 Total Investments in the United Kingdom                  8,183,277         5.0
================================================================================================================================
                                                 Total Investments in Europe                             12,843,277         7.8
================================================================================================================================
NORTH AMERICA
================================================================================================================================
United States    Aerospace & Defense    45,000   General Dynamics Corporation                             2,539,687         1.6
                                        41,000   Northrop Grumman Corporation                             2,913,562         1.8
                                        44,000   Rockwell International Corporation                       1,542,750         0.9
                                                                                                        -----------        ----
                                                                                                          6,995,999         4.3
                 ---------------------------------------------------------------------------------------------------------------
                 Appliances             73,000   Maytag Corporation                                       2,472,875         1.5
                 ---------------------------------------------------------------------------------------------------------------
                 Automotive             28,000   General Motors Corporation                               1,594,250         1.0
                 ---------------------------------------------------------------------------------------------------------------
                 Automotive Parts       40,000   TRW Inc.                                                 1,797,500         1.1
                 ---------------------------------------------------------------------------------------------------------------
                 Banking                90,000   The Bank of New York Company, Inc.                       4,213,125         2.5
                                        70,500   The Chase Manhattan Corporation                          3,502,969         2.1
                                        72,139   Firstar Corporation                                      1,424,745         0.9
                                        71,000   PNC Bank Corp.                                           3,612,125         2.2
                                        26,880   SunTrust Banks, Inc.                                     1,286,880         0.8
                                                                                                        -----------        ----
                                                                                                         14,039,844         8.5
                 ---------------------------------------------------------------------------------------------------------------
                 Capital Goods          54,000   General Electric Company                                 2,777,625         1.7
                                        45,000   Honeywell International Inc.                             1,513,125         0.9
                                        20,000   Minnesota Mining and Manufacturing Company (3M)          1,801,250         1.1
                                                                                                        -----------        ----
                                                                                                          6,092,000         3.7
                 ---------------------------------------------------------------------------------------------------------------
                 Chemicals              60,900   The Dow Chemical Company                                 1,750,875         1.1
                                        23,343   E.I. du Pont de Nemours and Company                      1,057,730         0.6
                                                                                                        -----------        ----
                                                                                                          2,808,605         1.7
                 ---------------------------------------------------------------------------------------------------------------
                 Cosmetics              28,000   Avon Products, Inc.                                      1,111,250         0.7
                 ---------------------------------------------------------------------------------------------------------------
                 Drugs                  50,000   American Home Products Corporation                       2,653,125         1.6
                                        52,000   Bristol-Myers Squibb Company                             2,580,500         1.6
                                                                                                        -----------        ----
                                                                                                          5,233,625         3.2
                 ---------------------------------------------------------------------------------------------------------------
                 Electric & Gas         25,000   Cleco Corporation                                          921,875         0.6
                 ---------------------------------------------------------------------------------------------------------------
                 Foods                  50,000   The Quaker Oats Company                                  3,362,500         2.0
                 ---------------------------------------------------------------------------------------------------------------
                 Household Products     48,000   The Clorox Company                                       1,983,000         1.2
                                        53,000   The Procter & Gamble Company                             3,014,375         1.8
                                                                                                        -----------        ----
                                                                                                          4,997,375         3.0
                 ---------------------------------------------------------------------------------------------------------------
                 Insurance              50,000   American General Corporation                             3,334,375         2.0
                                        55,000   The Chubb Corporation                                    4,070,000         2.5
                                        60,000   Lincoln National Corporation                             2,617,500         1.6
                                        94,000   The St. Paul Companies, Inc.                             4,177,125         2.5
                                                                                                        -----------        ----
                                                                                                         14,199,000         8.6
                 ---------------------------------------------------------------------------------------------------------------
                 Manufacturing/Heavy    50,000   Deere & Company                                          1,928,125         1.2
                 Equipment
                 ---------------------------------------------------------------------------------------------------------------
                 Oil--Domestic         106,000   Phillips Petroleum Company                               5,386,125         3.3
                 ---------------------------------------------------------------------------------------------------------------
                 Oil--International     45,000   Exxon Mobil Corporation                                  3,600,000         2.2
                                        50,000   Texaco Inc.                                              2,471,875         1.5
                                                                                                        -----------        ----
                                                                                                          6,071,875         3.7
                 ---------------------------------------------------------------------------------------------------------------
                 Paper & Forest         98,023   International Paper Company                              3,332,782         2.0
                 Products               60,000   Weyerhaeuser Company                                     2,741,250         1.7
                                                                                                        -----------        ----
                                                                                                          6,074,032         3.7
                 ---------------------------------------------------------------------------------------------------------------
                 Real Estate            41,000   Brandywine Realty Trust                                    899,438         0.6
                 Investment Trusts      29,000   CarrAmerica Realty Corporation                             866,375         0.5
                                        50,000   Duke-Weeks Realty Corporation                            1,225,000         0.7
                                        50,000   Simon Property Group, Inc.                               1,306,250         0.8
                                                                                                        -----------        ----
                                                                                                          4,297,063         2.6
                 ---------------------------------------------------------------------------------------------------------------
                 Retail--Stores        100,000   J.C. Penney Company, Inc.                                1,612,500         1.0
                 ---------------------------------------------------------------------------------------------------------------
                 Telecommunications     26,000   Lucent Technologies Inc.                                 1,137,500         0.7
                                        75,000   Sprint Corp. (FON Group)                                 2,671,875         1.6
                                                                                                        -----------        ----
                                                                                                          3,809,375         2.3
                 ---------------------------------------------------------------------------------------------------------------
                 Utilities              77,000   Reliant Energy, Inc.                                     2,579,500         1.6
                 ---------------------------------------------------------------------------------------------------------------
                 Utilities--Electric   105,000   Edison International                                     2,067,187         1.2
                                       135,000   FPL Group, Inc.                                          6,513,750         4.0
                                        44,000   KeySpan Corporation                                      1,397,000         0.9
                                        90,000   New Century Energies, Inc.                               3,076,875         1.9
                                       120,000   Northern States Power Company                            2,647,500         1.6
                                        74,000   The Southern Company                                     1,808,375         1.1
                                                                                                        -----------        ----
                                                                                                         17,510,687        10.7
                 ---------------------------------------------------------------------------------------------------------------


                                     8 & 9

                            Merrill Lynch Strategic Dividend Fund, July 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

NORTH AMERICA                                Shares                                                                       Percent of
(concluded)      Industries                   Held                  Common Stocks                            Value        Net Assets
====================================================================================================================================
United States    Utilities--Gas Pipeline      69,000   Columbia Energy Group                             $  4,709,250           2.9%
(concluded)                                   50,000   El Paso Energy Corporation                           2,418,750           1.4
                                                                                                         ------------         -----
                                                                                                            7,128,000           4.3
                 -------------------------------------------------------------------------------------------------------------------
                 Utilities--Natural Gas       88,000   Enron Corp.                                          6,479,000           3.9
                                              35,000   The Williams Companies, Inc.                         1,461,250           0.9
                                                                                                         ------------         -----
                                                                                                            7,940,250           4.8
                 -------------------------------------------------------------------------------------------------------------------
                 Utilities--                  62,000   AT&T Corp.                                           1,918,125           1.2
                 Telecommunications           52,000   BellSouth Corporation                                2,070,250           1.3
                                              77,000   SBC Communications Inc.                              3,277,313           2.0
                                              50,000   Verizon Communications                               2,350,000           1.4
                                                                                                         ------------         -----
                                                                                                            9,615,688           5.9
                 -------------------------------------------------------------------------------------------------------------------
                                                       Total Investments in North America                 139,579,918          85.0
====================================================================================================================================
                                                       Total Investments in Common Stocks
                                                       (Cost--$119,527,115)                               152,423,195          92.8
====================================================================================================================================
                                             Face
                                            Amount               Short-Term Securities
====================================================================================================================================
                 Repurchase               $3,667,000   Warburg Dillon Read LLC, purchased on 7/31/2000
                 Agreements*                           to yield 6.55% to 8/01/2000                          3,667,000           2.2
                 -------------------------------------------------------------------------------------------------------------------
                 US Government             4,000,000   Federal Home Loan Mortgage Corporation,
                 Agency Obligations**                  6.395% due 8/08/2000                                 3,994,316           2.5
                                           4,000,000   Federal National Mortgage Association,
                                                       6.38% due 8/28/2000                                  3,980,151           2.4
                 -------------------------------------------------------------------------------------------------------------------
                                                       Total Investments in Short-Term Securities
                                                       (Costs--$11,641,467)                                11,641,467           7.1
====================================================================================================================================
                 Total Investments (Cost--$131,168,582)                                                   164,064,662          99.9

                 Other Assets Less Liabilities                                                                149,748           0.1
                                                                                                         ------------         -----
                 Net Assets                                                                              $164,214,410         100.0%
                                                                                                         ============         =====
====================================================================================================================================

                 (a)   American Depositary Receipts (ADR).
                 * Repurchase Agreements are fully collateralized by US Government & Agency Obligations.
                 ** US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

              As of July 31, 2000
========================================================================================================
Assets:       Investments, at value (identified cost--$131,168,582) .....                   $164,064,662
              Cash ......................................................                            219
              Foreign cash ..............................................                        689,082
              Receivables:
                Dividends ...............................................   $    376,946
                Beneficial interest sold ................................         31,765         408,711
                                                                            ------------
              Prepaid registration fees and other assets ................                         32,488
                                                                                            ------------
              Total assets ..............................................                    165,195,162
                                                                                            ------------
========================================================================================================
Liabilities:  Payables:
                Beneficial interest redeemed ............................        660,827
                Investment adviser ......................................         85,771
                Distributor .............................................         62,899         809,497
                                                                            ------------
              Accrued expenses and other liabilities ....................                        171,255
                                                                                            ------------
              Total liabilities .........................................                        980,752
                                                                                            ------------
========================================================================================================
Net Assets:   Net assets ................................................                   $164,214,410
                                                                                            ============
========================================================================================================
Net Assets    Class A Shares of beneficial interest, $.10 par value,
Consist of:   unlimited number of shares authorized .....................                   $    150,464
              Class B Shares of beneficial interest, $.10 par value,
              unlimited number of shares authorized .....................                        340,053
              Class C Shares of beneficial interest, $.10 par value,
              unlimited number of shares authorized .....................                         34,131
              Class D Shares of beneficial interest, $.10 par value,
              unlimited number of shares authorized .....................                        767,955
              Paid-in capital in excess of par ..........................                    117,742,687
              Undistributed investment income--net ......................                        314,545
              Undistributed realized capital gains on investments
              and foreign currency transactions--net ....................                     12,010,410
              Unrealized appreciation on investments and foreign currency
              transactions--net .........................................                     32,854,165
                                                                                            ------------
              Net assets ................................................                   $164,214,410
                                                                                            ============
========================================================================================================
Net Asset     Class A--Based on net assets of $19,114,568 and 1,504,635
Value:        shares of beneficial interest outstanding .................                   $      12.70
                                                                                            ============
              Class B--Based on net assets of $43,288,765 and 3,400,534
              shares of beneficial interest outstanding .................                   $      12.73
                                                                                            ============
              Class C--Based on net assets of $4,293,642 and 341,310
              shares of beneficial interest outstanding .................                   $      12.58
                                                                                            ============
              Class D--Based on net assets of $97,517,435 and 7,679,545
              shares of beneficial interest outstanding .................                   $      12.70
                                                                                            ============
========================================================================================================

              See Notes to Financial Statements.


                                    10 & 11

                            Merrill Lynch Strategic Dividend Fund, July 31, 2000

STATEMENT OF OPERATIONS

                        For the Year Ended July 31, 2000
=============================================================================================================
Investment              Dividends (net of $37,754 foreign withholding tax) .                   $   5,641,988
Income:                 Interest and discount earned .......................                         935,709
                                                                                               -------------
                        Total income .......................................                       6,577,697
                                                                                               -------------
=============================================================================================================
Expenses:               Investment advisory fees ...........................   $  1,193,351
                        Account maintenance and distribution fees--Class B .        599,449
                        Account maintenance fees--Class D ..................        280,714
                        Transfer agent fees--Class D .......................        181,803
                        Accounting services ................................        108,677
                        Transfer agent fees--Class B .......................        108,126
                        Professional fees ..................................         90,579
                        Printing and shareholder reports ...................         81,106
                        Account maintenance and distribution fees--Class C .         47,281
                        Transfer agent fees--Class A .......................         35,537
                        Registration fees ..................................         31,683
                        Custodian fees .....................................         29,300
                        Trustees' fees and expenses ........................         26,025
                        Transfer agent fees--Class C .......................          9,005
                        Pricing fees .......................................          1,832
                        Other ..............................................          7,926
                                                                               ------------
                        Total expenses .....................................                       2,832,394
                                                                                               -------------
                        Investment income--net .............................                       3,745,303
                                                                                               -------------
=============================================================================================================
Realized &              Realized gain (loss) from:
Unrealized Gain (Loss)    Investments--net .................................     12,249,248
On Investments &          Foreign currency transactions--net ...............        (23,675)      12,225,573
Foreign Currency                                                               ------------
Transactions--Net:      Change in unrealized appreciation/depreciation on:
                          Investments--net .................................    (27,915,950)
                          Foreign currency transactions--net ...............        (39,893)     (27,955,843)
                                                                               ------------    -------------
                        Net Decrease in Net Assets Resulting from
                        Operations .........................................                   $ (11,984,967)
                                                                                               =============
=============================================================================================================

                        See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          For the Year Ended July 31,
                                                                                        -------------------------------
                      Increase (Decrease) in Net Assets:                                      2000             1999
=======================================================================================================================
Operations:           Investment income--net ........................................   $   3,745,303    $   4,265,532
                      Realized gain on investments and foreign currency
                      transactions--net .............................................      12,225,573       13,630,909
                      Change in unrealized appreciation/depreciation on
                      investments and foreign currency transactions--net ............     (27,955,843)       9,183,280
                                                                                        -------------    -------------
                      Net increase (decrease) in net assets resulting from
                      operations ....................................................     (11,984,967)      27,079,721
                                                                                        -------------    -------------
=======================================================================================================================
Dividends &           Investment income--net:
Distributions to        Class A .....................................................        (528,692)        (615,334)
Shareholders:           Class B .....................................................        (806,274)      (1,107,518)
                        Class C .....................................................         (67,551)         (71,147)
                        Class D .....................................................      (2,425,560)      (2,447,831)
                      Realized gain on investments--net:
                        Class A .....................................................      (1,077,347)      (3,916,159)
                        Class B .....................................................      (3,294,547)     (11,960,245)
                        Class C .....................................................        (242,920)        (691,392)
                        Class D .....................................................      (5,531,722)     (16,343,239)
                                                                                        -------------    -------------
                      Net decrease in net assets resulting from dividends
                      and distributions to shareholders .............................     (13,974,613)     (37,152,865)
                                                                                        -------------    -------------
=======================================================================================================================
Beneficial Interest   Net increase (decrease) in net assets derived from
Transactions:         beneficial interest transactions ..............................     (43,722,667)      41,649,071
                                                                                        -------------    -------------
=======================================================================================================================
Net Assets:           Total increase (decrease) in net assets .......................     (69,682,247)      31,575,927
                      Beginning of year .............................................     233,896,657      202,320,730
                                                                                        -------------    -------------
                      End of year* ..................................................   $ 164,214,410    $ 233,896,657
                                                                                        =============    =============
=======================================================================================================================
                    * Undistributed investment income--net ..........................   $     314,545    $     420,994
                                                                                        =============    =============
=======================================================================================================================

                      See Notes to Financial Statements.


                                    12 & 13

                            Merrill Lynch Strategic Dividend Fund, July 31, 2000

FINANCIAL HIGHLIGHTS

                                                                                            Class A+
The following per share data and ratios have                       ---------------------------------------------------------
been derived from information provided in the                                      For the Year Ended July 31,
financial statements.                                              ---------------------------------------------------------

Increase (Decrease) in Net Asset Value:                              2000         1999         1998       1997        1996
============================================================================================================================
Per Share           Net asset value, beginning of year ........... $  14.27     $  15.36     $  15.21   $  12.43    $  12.24
Operating                                                          --------     --------     --------   --------    --------
Performance:        Investment income--net .......................      .31          .35          .39        .38         .38
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net ............................     (.94)        1.42         1.37       4.17        1.55
                                                                   --------     --------     --------   --------    --------
                    Total from investment operations .............     (.63)        1.77         1.76       4.55        1.93
                                                                   --------     --------     --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net .....................     (.32)        (.36)        (.39)      (.39)       (.36)
                      Realized gain on investments--net ..........     (.62)       (2.50)       (1.22)     (1.38)      (1.38)
                                                                   --------     --------     --------   --------    --------
                    Total dividends and distributions ............     (.94)       (2.86)       (1.61)     (1.77)      (1.74)
                                                                   --------     --------     --------   --------    --------
                    Net asset value, end of year ................. $  12.70     $  14.27     $  15.36   $  15.21    $  12.43
                                                                   ========     ========     ========   ========    ========
============================================================================================================================
Total Investment    Based on net asset value per share ...........    (4.44%)      14.15%       12.03%     40.42%      16.98%
Return:*                                                           ========     ========     ========   ========    ========
============================================================================================================================
Ratios to Average   Expenses .....................................      .95%         .87%         .88%       .90%       1.04%
Net Assets:                                                        ========     ========     ========   ========    ========
                    Investment income--net .......................     2.35%        2.50%        2.51%      2.87%       3.04%
                                                                   ========     ========     ========   ========    ========
============================================================================================================================
Supplemental        Net assets, end of year (in thousands) ....... $ 19,114     $ 25,477     $ 24,233   $ 28,940    $ 18,106
Data:                                                              ========     ========     ========   ========    ========
                    Portfolio turnover ...........................    32.33%       20.11%       32.66%     14.29%      26.42%
                                                                   ========     ========     ========   ========    ========
============================================================================================================================
                                                                                            Class B+
The following per share data and ratios have                       ---------------------------------------------------------
been derived from information provided in the                                      For the Year Ended July 31,
financial statements.                                              ---------------------------------------------------------

Increase (Decrease) in Net Asset Value:                              2000         1999         1998       1997        1996
============================================================================================================================
Per Share           Net asset value, beginning of year ........... $  14.29     $  15.38     $  15.22   $  12.44    $  12.23
Operating                                                          --------     --------     --------   --------    --------
Performance:        Investment income--net .......................      .18          .21          .23        .25         .26
                    Realized and unrealized gain (loss) on
                    investments and foreign
                    currency transactions--net ...................     (.94)        1.41         1.38       4.16        1.55
                                                                   --------     --------     --------   --------    --------
                    Total from investment operations .............     (.76)        1.62         1.61       4.41        1.81
                                                                   --------     --------     --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net .....................     (.18)        (.21)        (.23)      (.25)       (.22)
                      Realized gain on investments--net ..........     (.62)       (2.50)       (1.22)     (1.38)      (1.38)
                                                                   --------     --------     --------   --------    --------
                    Total dividends and distributions ............     (.80)       (2.71)       (1.45)     (1.63)      (1.60)
                                                                   --------     --------     --------   --------    --------
                    Net asset value, end of year ................. $  12.73     $  14.29     $  15.38   $  15.22    $  12.44
                                                                   ========     ========     ========   ========    ========
============================================================================================================================
Total Investment    Based on net asset value per share ...........    (5.39%)      12.96%       10.94%     38.90%      15.89%
Return:*                                                           ========     ========     ========   ========    ========
============================================================================================================================
Ratios to Average   Expenses .....................................     1.97%        1.89%        1.90%      1.94%       2.08%
Net Assets:                                                        ========     ========     ========   ========    ========
                    Investment income--net .......................     1.35%        1.48%        1.50%      1.89%       2.06%
                                                                   ========     ========     ========   ========    ========
============================================================================================================================
Supplemental        Net assets, end of year (in thousands) ....... $ 43,289     $ 75,330     $ 73,067    $ 93,509   $ 96,461
Data:                                                              ========     ========     ========   ========    ========
                    Portfolio turnover ...........................    32.33%       20.11%       32.66%     14.29%      26.42%
                                                                   ========     ========     ========   ========    ========
============================================================================================================================
                                                                                            Class C+
The following per share data and ratios have                       ---------------------------------------------------------
been derived from information provided in the                                      For the Year Ended July 31,
financial statements.                                              ---------------------------------------------------------
Increase (Decrease) in Net Asset Value:                              2000         1999         1998       1997        1996
============================================================================================================================
Per Share           Net asset value, beginning of year ........... $  14.14     $  15.25     $  15.11   $  12.37    $  12.20
Operating                                                          --------     --------     --------   --------    --------
Performance:        Investment income--net .......................      .17          .20          .23        .24         .24
                    Realized and unrealized gain (loss) on
                    investments and foreign
                    currency transactions--net ...................     (.93)        1.40         1.37       4.13        1.55
                                                                   --------     --------     --------   --------    --------
                    Total from investment operations .............     (.76)        1.60         1.60       4.37        1.79
                                                                   --------     --------     --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net .....................     (.18)        (.21)        (.24)      (.25)       (.24)
                      Realized gain on investments--net ..........     (.62)       (2.50)       (1.22)     (1.38)      (1.38)
                                                                   --------     --------     --------   --------    --------
                    Total dividends and distributions ............     (.80)       (2.71)       (1.46)     (1.63)      (1.62)
                                                                   --------     --------     --------   --------    --------
                    Net asset value, end of year ................. $  12.58     $  14.14     $  15.25   $  15.11    $  12.37
                                                                   ========     ========     ========   ========    ========
============================================================================================================================
Total Investment    Based on net asset value per share ...........    (5.39%)      12.96%       10.96%     38.84%      15.78%
Return:*                                                           ========     ========     ========   ========    ========
============================================================================================================================
Ratios to Average   Expenses .....................................     1.98%        1.90%        1.90%      1.95%       2.08%
Net Assets:                                                        ========     ========     ========   ========    ========
                    Investment income--net .......................     1.33%        1.45%        1.47%      1.83%       1.91%
                                                                   ========     ========     ========   ========    ========
============================================================================================================================
Supplemental        Net assets, end of year (in thousands) ....... $  4,294     $  5,347     $  4,379   $  3,025    $  1,953
Data:                                                              ========     ========     ========   ========    ========
                    Portfolio turnover ...........................    32.33%       20.11%       32.66%     14.29%      26.42%
                                                                   ========     ========     ========   ========    ========
============================================================================================================================

                    *     Total investment returns exclude the effects of sales
                          charges.
                    +     Based on average shares outstanding.

                          See Notes to Financial Statements.


                                    14 & 15

                            Merrill Lynch Strategic Dividend Fund, July 31, 2000

FINANCIAL HIGHLIGHTS (concluded)

                                                                                            Class D+
The following per share data and ratios have                       ------------------------------------------------------------
been derived from information provided in the                                         For the Year Ended July 31,
financial statements.                                              ------------------------------------------------------------

Increase (Decrease) in Net Asset Value:                              2000        1999          1998          1997        1996
===============================================================================================================================
Per Share           Net asset value, beginning of year ........... $  14.27    $   15.36     $   15.20     $  12.43    $  12.24
Operating                                                          --------    ---------     ---------     --------    --------
Performance:        Investment income--net .......................      .28          .32           .35          .35         .34
                    Realized and unrealized gain (loss) on
                    investments and foreign
                    currency transactions--net ...................     (.95)        1.41          1.38         4.16        1.57
                                                                   --------    ---------     ---------     --------    --------
                    Total from investment operations .............     (.67)        1.73          1.73         4.51        1.91
                                                                   --------    ---------     ---------     --------    --------
                    Less dividends and distributions:
                      Investment income--net .....................     (.28)        (.32)         (.35)        (.36)       (.34)
                      Realized gain on investments--net ..........     (.62)       (2.50)        (1.22)       (1.38)      (1.38)
                                                                   --------    ---------     ---------     --------    --------
                    Total dividends and distributions ............     (.90)       (2.82)        (1.57)       (1.74)      (1.72)
                                                                   --------    ---------     ---------     --------    --------
                    Net asset value, end of year ................. $  12.70    $   14.27     $   15.36     $  15.20    $  12.43
                                                                   ========    =========     =========     ========    ========
===============================================================================================================================
Total Investment    Based on net asset value per share ...........    (4.68%)      13.88%        11.84%       39.99%      16.73%
Return:*                                                           ========    =========     =========     ========    ========
===============================================================================================================================
Ratios to Average   Expenses .....................................     1.20%        1.12%         1.12%        1.15%       1.28%
Net Assets:                                                        ========    =========     =========     ========    ========
                    Investment income--net .......................     2.10%        2.26%         2.25%        2.62%       2.62%
                                                                   ========    =========     =========     ========    ========
===============================================================================================================================
Supplemental        Net assets, end of year (in thousands) ....... $ 97,517    $ 127,743     $ 100,642     $ 74,577    $ 44,691
Data:                                                              ========    =========     =========     ========    ========
                    Portfolio turnover ...........................    32.33%       20.11%        32.66%       14.29%      26.42%
                                                                   ========    =========     =========     ========    ========
===============================================================================================================================

                    *     Total investment returns exclude the effects of sales
                          charges.
                    +     Based on average shares outstanding.

                          See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Strategic Dividend Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Repurchase agreements--The Fund invests in money market securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation


                                    16 & 17

                            Merrill Lynch Strategic Dividend Fund, July 31, 2000
margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

o Options--The Fund is authorized to write call and put options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $23,675 have been reclassified between undistributed net investment income and undistributed net realized capital gains. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of
 .60%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                         Account                    Distribution
                                     Maintenance Fee                     Fee
--------------------------------------------------------------------------------
Class B .....................             .25%                          .75%
Class C .....................             .25%                          .75%
Class D .....................             .25%                           --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 2000, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                       FAMD              MLPF&S
--------------------------------------------------------------------------------
Class A .......................................        $533              $   382
Class D .......................................        $925              $11,064
--------------------------------------------------------------------------------

For the year ended July 31, 2000, MLPF&S received contingent deferred sales charges of $120,786 and $3,312 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $363 relating to transactions subject to front-end sales waivers in Class D shares.

In addition, MLPF&S received $7,680 in commissions on the execution of portfolio security transactions for the Fund for the year ended July 31, 2000.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLIM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2000 were $58,327,114 and $95,658,727, respectively.

Net realized gains (losses) for the year ended July 31, 2000 and net unrealized gains (losses) as of July 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                          Realized                  Unrealized
                                        Gains (Losses)            Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ..............     $12,249,047               $32,896,080
Short-term investments .............             201                        --
Foreign currency transactions ......         (23,675)                  (41,915)
                                         -----------               -----------
Total ..............................     $12,225,573               $32,854,165
                                         ===========               ===========
--------------------------------------------------------------------------------

As of July 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $32,896,080, of which $38,833,329 related to appreciated securities and $5,937,249 related to depreciated securities. At July 31, 2000, the aggregate cost of investments for Federal income tax purposes was $131,168,582.

4. Beneficial Interest Transactions:

Net increase (decrease) in net assets derived from beneficial interest transactions was $(43,722,667) and $41,649,071 for the years ended July 31, 2000 and July 31, 1999, respectively.


                                    18 & 19

                            Merrill Lynch Strategic Dividend Fund, July 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2000                                      Shares        Amount
--------------------------------------------------------------------------------
Shares sold .........................................    288,047    $ 3,697,920
Shares issued to shareholders in reinvestment of
dividends and distributions .........................    107,422      1,392,833
                                                        --------     ----------
Total issued ........................................    395,469      5,090,753
Shares redeemed .....................................   (675,680)    (8,736,855)
                                                        --------     ----------
Net decrease ........................................   (280,211)   $(3,646,102)
                                                        ========    ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 1999                                      Shares        Amount
--------------------------------------------------------------------------------
Shares sold ........................................    446,426    $  6,159,548
Shares issued to shareholders in reinvestment of
dividends and distributions ........................    300,330       3,873,661
                                                        -------    ------------
Total issued .......................................    746,756      10,033,209
Shares redeemed ....................................   (539,325)     (7,578,565)
                                                        -------    ------------
Net increase .......................................    207,431    $  2,454,644
                                                        =======    ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2000                                      Shares        Amount
--------------------------------------------------------------------------------
Shares sold ......................................      770,285    $ 10,296,917
Shares issued to shareholders in reinvestment of
dividends and distributions ......................      258,353       3,361,477
                                                     ----------    ------------
Total issued .....................................    1,028,638      13,658,394
Automatic conversion of shares ...................     (517,344)     (6,637,863)
Shares redeemed ..................................   (2,381,354)    (30,657,519)
                                                     ----------    ------------
Net decrease .....................................   (1,870,060)   $(23,636,988)
                                                     ==========    ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 1999                                    Shares          Amount
--------------------------------------------------------------------------------
Shares sold ......................................    2,525,084    $ 34,620,181
Shares issued to shareholders in reinvestment of
dividends and distributions ......................      804,138      10,362,932
                                                     ----------    ------------
Total issued .....................................    3,329,222      44,983,113
Automatic conversion of shares ...................     (767,206)    (10,719,733)
Shares redeemed ..................................   (2,043,427)    (28,760,574)
                                                     ----------    ------------
Net increase .....................................      518,589    $  5,502,806
                                                     ==========    ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2000                                      Shares        Amount
--------------------------------------------------------------------------------
Shares sold .........................................    161,392    $ 2,074,230
Shares issued to shareholders in reinvestment of
dividends and distributions .........................     20,304        261,233
                                                        --------    -----------
Total issued ........................................    181,696      2,335,463
Shares redeemed .....................................   (218,425)    (2,758,889)
                                                        --------    -----------
Net decrease ........................................    (36,729)   $  (423,426)
                                                        ========    ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 1999                                      Shares        Amount
--------------------------------------------------------------------------------
Shares sold .........................................    245,472    $ 3,350,198
Shares issued to shareholders in reinvestment of
dividends and distributions .........................     50,462        644,271
                                                        --------    -----------
Total issued ........................................    295,934      3,994,469
Shares redeemed .....................................   (205,083)    (2,865,334)
                                                        --------    -----------
Net increase ........................................     90,851    $ 1,129,135
                                                        ========    ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended July 31, 2000                                    Shares          Amount
--------------------------------------------------------------------------------
Shares sold ......................................    1,097,043    $ 14,458,399
Automatic conversion of shares ...................      518,336       6,637,863
Shares issued to shareholders in reinvestment of
dividends and distributions ......................      516,852       6,701,852
                                                     ----------    ------------
Total issued .....................................    2,132,231      27,798,114
Shares redeemed ..................................   (3,406,408)    (43,814,265)
                                                     ----------    ------------
Net decrease .....................................   (1,274,177)   $(16,016,151)
                                                     ==========    ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended July 31, 1999                                    Shares          Amount
--------------------------------------------------------------------------------
Shares sold ......................................    2,152,445    $ 30,438,636
Automatic conversion of shares ...................      768,031      10,719,733
Shares issued to shareholders in reinvestment of
dividends and distributions ......................    1,207,415      15,577,811
                                                     ----------    ------------
Total issued .....................................    4,127,891      56,736,180
Shares redeemed ..................................   (1,727,866)    (24,173,694)
                                                     ----------    ------------
Net increase .....................................    2,400,025    $ 32,562,486
                                                     ==========    ============
--------------------------------------------------------------------------------

5. Short-Term Borrowings:

On December 3, 1999, the Fund, along with certain other funds managed by MLIM and its affiliates, entered into a one-year, unsecured $1,000,000,000 credit agreement with The Bank of New York and other lenders. The funds may borrow money for temporary or emergency purposes to meet shareholder redemptions. Each fund may borrow up to the maximum amount allowable under the fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The funds collectively pay a commitment fee of .09% per annum on the available portion of the facility. Amounts borrowed under the facility bear interest at the Federal Funds rate plus .50%. The Fund did not borrow from the facility during the year ended July 31, 2000.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, Merrill Lynch Strategic Dividend Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Strategic Dividend Fund as of July 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Strategic Dividend Fund as of July 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
September 14, 2000


                                    20 & 21

                            Merrill Lynch Strategic Dividend Fund, July 31, 2000

IMPORTANT TAX INFORMATION (unaudited)

Of the ordinary income distributions paid quarterly by Merrill Lynch Strategic Dividend Fund during its taxable year ended July 31, 2000, 98.20% qualify for the dividends received deduction for corporations.

Additionally, the following table summarizes the long-term capital gains distributions paid by the Fund during its taxable year ended July 31, 2000:

--------------------------------------------------------------------------------
 Record                     Payable                     Long-Term
  Date                        Date                    Capital Gains*
--------------------------------------------------------------------------------
10/04/99                    10/13/99                     $.608277
12/15/99                    12/21/99                     $.014670
--------------------------------------------------------------------------------
*     This entire distribution is subject to a maximum 20% tax rate.

      Please retain this information for your records.

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Richard R. West, Trustee
Arthur Zeikel, Trustee
Robert C. Doll, Jr., Senior Vice President
Walter D. Rogers, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Ira P. Shapiro, Secretary

Custodian

State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


                                    22 & 23

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Strategic Dividend Fund
Box 9011
Princeton, NJ
08543-9011                                                          #10561--7/00

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